                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


Date of Report: September 9, 1998

                           COVENTRY INDUSTRIES CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

  FLORIDA                           000-22653                      65-0353816
----------------                   -------------                 --------------
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                       Number)

                          7777 Glades Road, Suite 211
                             Boca Raton, Fl 333433
                             ---------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 561-488-4802

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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         The registrant hereby amends the items of its Report on Form 8-K as filed on June 29, 1998 as set forth below:

Item 7. Financial Statements and Exhibits

Proforma Combined Financial Information

Introductory Note

The following proforma financial statements set forth certain unaudited condensed proforma financial information for the Company after giving effect to the disposition of LPS Acquisition, Inc. on June 29, 1998 (effective May 29,
1998) as if such transaction had been consummated as of the beginning of each period presented, and with respect to the balance sheet as of March 31, 1998. The information contained in the following statements do not purport to be indicative of the results of operations of the Company which may have been obtained had the disposition of LPS Acquisition, Inc. been disposed of on the dates assumed.

The unaudited condensed proforma combined financial information is preliminary and, accordingly, is subject to change. The disposition adjustments are preliminary and have been made solely for purposes of developing such proforma financial information.
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                            COVENTRY INDUSTRIES CORP
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                                   (Unaudited)

                                                  Historical
                                                  ----------
                                                   Coventry             Proforma
                                                  Industries           Adjustments     Combined
                                                  -----------          -----------    -----------
ASSETS

Current assets
  Cash                                            $    16,033(1)           2,672      $    18,705
  Accounts receivable                               1,551,614(1)        (283,894)       1,267,720
  Other receivable                                    319,793(1)        (125,307)         194,486
  Inventory                                         1,942,066(1)          42,427        1,984,493
  Prepaid expenses                                    746,914(1)          (6,288)         740,626
                                                   ----------                          -----------

    Total current assets                            4,576,420                           4,206,030

Property, plant and equipment                       2,993,980(1)        (159,279)       2,834,701

                                                             (1)         815,000
Other assets                                        3,975,193(1)        (818,399)       3,971,794
                                                   ----------                          -----------

                                                  $11,545,593                         $11,012,525
                                                   ==========                          ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Trade accounts payable                          $ 1,227,120(1)        (258,469)     $   968,651
  Accrued expenses                                    849,200(1)          (2,584)         846,616
  Factoring line of credit                            291,888                             291,888
  Income tax payable                                   58,451                              58,451
  Current maturities of long-term debt                 67,353                              67,353
  Note payable - related party                         27,958                              27,958
                                                   ----------                          -----------

    Total current liabilities                       2,521,970                           2,260,917

Other liabilities                                   1,252,847(1)        (377,940)         874,907

                                                             (1)         815,000
Total stockholders' equity (deficit)                7,770,776(1)        (709,075)       7,876,701
                                                   ----------                          -----------
                                                  $11,545,593                         $11,012,525
                                                   ==========                          ===========

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                            COVENTRY INDUSTRIES CORP
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1998
                                   (Unaudited)

                                                       Historical
                                                    ---------------
                                                       Coventry                Proforma
                                                      Industries              Adjustments             Combined
                                                    --------------           ------------           -------------
Revenue                                            $     7,766,881 (1)        (1,511,262)           $   6,255,619
Cost of sales                                            6,004,200 (1)        (1,563,722)               4,440,478
                                                   ---------------                                  -------------

Gross profit                                             1,762,681                                      1,815,141
                                                   ---------------

Operating expenses
  General and administrative                             2,267,774 (1)         (575,059)                1,692,715
  Depreciation and amortization                            261,412                                        261,412
  Professional fees                                        747,471                                        747,471
                                                   ---------------                                  -------------
                                                         3,276,657                                      2,701,598

Operating income (loss)                                 (1,513,976)                                      (886,457)

Other expenses
  Interest expense                                        (131,913)(1)           45,022                   (86,891)
  Interest income                                            3,222 (1)             (367)                    2,855
  Other                                                     40,241 (1)          (36,249)                    3,992
  Gain on sale of subsidiary                                     0 (1)          815,000                   815,000
                                                   ---------------                                  -------------

                                                           (88,450)                                       734,956
                                                   ---------------                                  -------------

Loss before income tax benefit                          (1,602,426)                                      (151,501)
Income tax (benefit)                                                                                            0
                                                   ---------------                                  -------------

Net income (loss)                                 $     (1,602,426)                                 $    (151,501)
                                                   ===============                                  =============

Income (loss) per share

Net loss per common share                         $          (0.58)                                 $       (0.05)
                                                  ================                                  =============

Weighted average shares
  outstanding                                           2,764,280                                       2,764,280
                                                  ================                                  =============

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                            COVENTRY INDUSTRIES CORP
                       (FORMERLY WORKFORCE SYSTEMS CORP.)
                        PROFORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 1998
                                   (Unaudited)




The following proforma adjustments have been made:

                                                     dr                  cr
                                                     --                  --
(1) Cash                                          2,672
    Accounts receivable                                               283,894
    Other receivable                                                  125,307
    Inventory                                    42,427
    Prepaid expenses                                                    6,288
    Property, plant and equipment                                     159,279
    Other assets                                                        3,399
    Trade accounts payable                      258,469
    Accrued expenses                              2,584
    Other liabilities                           377,940
    Total stockholders' equity                1,345,000
    Revenue                                   1,511,262
    Cost of sales                                                   1,563,722
    General and administrative                                        575,059
    Interest expense                                                   45,022
    Interest income                                 367
    Other                                        36,249
    Gain on sale of subsidiary                                        815,000

    To record sale of LPS

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 1998                     By: /s/ Robert L. Hausman
                                            ---------------------------
                                               Robert L. Hausman,
                                               President